UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

    REVA Medical, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 1234567890 Vote by Internet Go to www.envisionreports.com/RVA Or scan the QR code with your smartphone Follow the steps outlined on the secure website Notice of Annual Meeting of Stockholders 123456789012345 Important Notice Regarding the Availability of Proxy Materials for the REVA Medical, Inc. Annual Meeting of Stockholders to be Held on 30 May 2013 (Australian Eastern Standard Time) Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a mailed copy of the materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement andwww. 2012 Annual envisionreports. Report on Form com/RVA 10-K are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/RVA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 17, 2013 to facilitate timely delivery. C O Y 01MTJD

Notice of Annual Meeting of Stockholders

REVA Medical, Inc.'s Annual Meeting of Stockholders will be held on 30 May 2013 Australian Eastern Standard Time at the AGL Theatre in the Museum of Sydney, Corner of Phillip and Bridge Streets, Sydney, NSW 2000, Australia, at 10:30 a.m. Australian Eastern Standard Time (which is 5:30 p.m. May 29, 2013 U.S. Pacific Daylight Time). If you plan to attend our 2013 Annual Meeting of Stockholders, you can obtain directions to the AGL Theatre in the Museum of Sydney online at the museum's website, www.hht.net.au/museums/mos.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the re-election of directors named in Proposal 1 and FOR Proposals 2 through 12, excluding Brian H. Dovey (with respect to Proposal 3), Anne Keating (with respect to Proposal 4), Gordon E. Nye (with respect to Proposal 5), James J. Schiro (with respect to Proposal 6), Robert Thomas (with respect to Proposal 7), and Robert B. Stockman (with respect to Proposals 8 and 9), who abstain from making a recommendation with respect to the Proposals in parenthesis after their names due to their personal interest in those Proposals:

1. To elect the two Class III directors named in the Proxy Statement to hold office for a term of three years and until his successor is duly elected and qualified, or until his earlier resignation or removal;
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;
3. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement;
4. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Anne Keating on the terms and conditions set forth in the Proxy Statement;
5. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement;
6. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to James J. Schiro on the terms and conditions set forth in the Proxy Statement;
7. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Robert Thomas on the terms and conditions set forth in the Proxy Statement;
8. To approve the grant of 150,000 options to purchase 150,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement;
9. To approve the award of 47,500 shares of restricted common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement;
10. To approve the issuance of equity securities up to 10% of the issued capital of the company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement;
11. To approve the issuance and transfer of securities under the company's 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement; and,
12. To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2012, as set forth in the Proxy Statement.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/RVA**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials Reva Medical Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 17, 2013.

01MTJD

REVA Medical, Inc.
ARBN 146 505 777

For all enquiries call:
(within Australia) 1300 850 505
(outside Australia) +61 3 9415 4000
www.investorcentre.com/contact

For Intermediary Online subscribers only
(custodians) www.intermediaryonline.com

000001 000 RVA
MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

NOTICE OF INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS

*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials FOR REVA MEDICAL, INC's. 2013 ANNUAL MEETING OF STOCKHOLDERS

Meeting Information

Meeting Type: 2013 Annual Meeting of Stockholders
For holders as of: 10:30pm on April 1, 2013 (US Pacific Daylight Time)
4:30pm on 2 April 2013 (Australian Eastern Daylight Time)

Date: Thursday, 30 May 2013
Time: 10:30am (Australia Eastern Standard Time)

Location: AGL Theatre in the Museum of Sydney
Corner of Bridge and Phillip Streets
Sydney, NSW 2000, Australia

You are receiving this communication because you hold shares or CHESS Depositary Interests (**CDIs**) in REVA Medical, Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at **www.investorvote.com.au** or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions →

To vote online, 24 hours a day, 7 days a week:
www.investorvote.com.au

- ☑ **Cast your vote**
- ☑ **Access the meeting documents**
- ☑ **Review and update your securityholding**

Your secure access information is:

Control Number: 999999

SRN/HIN: I9999999999 **PIN: 99999**

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000001S

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: CDI VOTING INSTRUCTION FORM 2012 ANNUAL REPORT ON FORM 10-K PROXY STATEMENT How to View Online: Have the 6-Digit Control Number available (located on the front of this document) and visit: www.investorvote.com.au How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. BY TELEPHONE: +61 3 9415 4000 Please make the request as instructed above on or before 17 May 2013 (Australian Eastern Standard Time) to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: To vote now by internet, go to www.investorvote.com.au. Have the 6-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting form. Voting Items The Board of Directors recommends a vote FOR the re-election of directors named in Proposal 1 and FOR Proposals 2 through 12 excluding Brian H. Dovey (with respect to Proposal 3), Anne Keating (with respect to Proposal 4), Gordon E. Nye (with respect to Proposal 5), James J. Schiro (with respect to Proposal 6), Robert Thomas (with respect to Proposal 7), and Robert B. Stockman (with respect to Proposals 8 and 9), who abstain from making a recommendation with respect to the Proposals in parenthesis after their names due to their personal interest in those Proposals. 1. To elect the two Class III directors named in the Proxy Statement to hold office for a term of three years and until his successor is duly elected and qualified, or until his earlier resignation or removal; 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; 3. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Brian H. Dovey on the terms and conditions set forth in the Proxy Statement; 4. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Anne Keating on the terms and conditions set forth in the Proxy Statement; 5. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Gordon E. Nye on the terms and conditions set forth in the Proxy Statement; 6. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to James J. Schiro on the terms and conditions set forth in the Proxy Statement; 7. To approve the grant of 15,000 options to purchase 15,000 shares of common stock to Robert Thomas on the terms and conditions set forth in the Proxy Statement; 8. To approve the grant of 150,000 options to purchase 150,000 shares of common stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement; 9. To approve the award of 47,500 shares of restricted stock to Robert B. Stockman on the terms and conditions set forth in the Proxy Statement; 10. To approve the issuance of equity securities up to 10% of the issued capital of the company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set forth in the Proxy Statement; 11.To approve the issuance and transfer of securities under the company’s 2010 Equity Incentive Plan on the terms and conditions set forth in the Proxy Statement; and, 12. To approve, on an advisory basis, the compensation of the named executive officers for the fiscal year ended December 31, 2012, as set forth in the Proxy Statement.